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                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT dated April 5, 1999, by and among Gilman & Ciocia, Inc., a Delaware corporation with a principal office at 475 Northern Boulevard, Great Neck, NY 11021 ("G&C"), Prime Financial Services, Inc., a New York corporation with a principal office at 11 Raymond Avenue, Poughkeepsie, NY 12603, Michael Ryan, an individual with an address at 11 Raymond Avenue, Poughkeepsie, NY 12603 ("Ryan"), and Ralph Porpora, an individual with an address at 11 Raymond Avenue, Poughkeepsie, NY 12603 ("Porpora") (PFSI, Ryan, and Porpora will be referred to collectively herein as "Stockholders").

         WHEREAS, G&C and Stockholders have entered into a Asset and Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which G&C and Prime Financial Services, Inc., a Delaware corporation, will acquire from Stockholders all of the outstanding capital stock of Prime Capital Services, Inc., a New York corporation ("PCSI"), and Asset and Financial Planning, Ltd., a New York corporation ("AFPL"), and certain assets of PFSI used in the insurance brokerage business and/or in the business of managing the operations of PCSI and AFPL, in exchange for common stock of G&C, as described in the Purchase Agreement; and

         WHEREAS, pursuant to the Purchase Agreement, each of the Stockholders will receive G&C Common Stock, which stock will have certain registration rights, as more fully described herein,

         NOW, THEREFORE, in consideration of the mutual covenants of the parties and other consideration, the receipt of which is hereby acknowledged by the parties, the parties hereby agree as follows:

         1. UNDEFINED TERMS. Each capitalized term contained herein and not defined herein shall have the definition attributed to it in the Purchase Agreement.

         2. REGISTRATION RIGHTS.

                  (a) So long as the G&C Common Stock held by the Stockholders remains restricted, G&C shall send written notice to the Stockholders at least thirty (30) days prior to the filing by G&C of each and every registration statement or notification to be filed during such period under the Securities Act of 1933, as amended (the "Securities Act") (other than a registration relating to employee benefit plans, and an acquisition transaction or similar matters
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registered on Form S-4), covering the sale of G&C Common Stock, and give to the
Stockholders the right to have the Stockholder's Purchase Price Shares (collectively, the "Registrable Shares") then held by such Stockholders included in any such registration statement or pre-effective amendment thereto or notification. If a Stockholder desires to have Stockholder's Registrable Shares registered, the Stockholder must deliver a written notice to G&C. Such notice must be received by G&C within 15 days after the date of G&C's written notice to the Stockholder and must indicate the full name and address of the Stockholder and the number of shares to be included for sale in such registration statement or notification and must include evidence showing that the shares requested to be registered were issued pursuant to the Purchase Agreement.

                  (b) In the event that any of the Stockholders are unable to register any of the Registrable Shares under Section 2(a) above within one year of the date hereof, G&C shall on one occasion use its reasonable commercial efforts to register the sale of the unregistered Registrable Shares, subject to all of the terms and conditions of this Agreement, upon the request of all of the holders of such unregistered Registrable Shares.

                  (c) The registration rights described in Section 2(a) and 2(b) herein shall be limited by the following terms and conditions: (i) if the Stockholders can then sell the number of Registrable Shares requested to be included in any such registration statement in any three-month period pursuant to Rule 144 (or any successor rule) under the Securities Act, G&C need not so include such shares in any registration statement; (ii) in connection with an offering by G&C of any of its securities, if the managing underwriter or other selling agent shall impose a limitation on the number of shares of G&C Common Stock and other securities of G&C that may be included in such registration because, in its reasonable judgment, such limitation is necessary to effect an orderly public distribution or complete the offering, such limitation shall be imposed as to all such securities as follows: (A) all securities, up to such limitation, to be sold by G&C may, at G&C's option, be included; and then (B) to the extent such limitation has not been reached, such of the Registrable Shares as all of the Stockholders have requested to be included in such registration shall be included pro rata on the basis of the total number of shares of G&C Common Stock owned by all holders of G&C's securities with registration rights similar to Stockholders' Pigyback Right who have requested registration of their securities of G&C (it being understood that the effect of such limitation may be to prevent every holder of G&C's securities from exercising any registration right at such time); (iii) if requested by G&C's underwriter in writing, Stockholders shall agree not to sell any Registrable Shares pursuant to such registration statement prior to the period ending six months after the effective date of the registration statement, PROVIDED, HOWEVER, that in such case the effectiveness of the registration shall be maintained by G&C for a period of at least 60 days after the end of such holdback period; (iv) anything herein to the contrary notwithstanding, G&C may at any time prior to the effective date of any such registration statement, in its own best judgment, decide to withdraw, or delay for up to 90 days, such registration or the effective date thereof without any liability to Stockholders therefor; and (v) if the offering made pursuant to such registration statement is to be made by an underwriter and the underwriter wishes to sell the Registrable Shares in the underwritten offering, then Stockholders must use the underwriter selected by G&C for any Registrable Shares sold, and any additional

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underwriting commissions or non-accountable expense allowance relating to the size of the offering shall be deemed Stockholder's selling expenses for the purposes of Section 4 herein. Nothing herein shall prevent the Stockholders from selling Registrable Shares under Rule 144 under the Securities Act, and counsel for G&C shall provide an opinion as to any such Rule 144 sale if, in the opinion of such counsel, such sale is permitted under Rule 144.

         3. STOCKHOLDERS' OBLIGATIONS. In connection with any registration statement or notification filed pursuant to the foregoing section:

                  (a) if the Stockholders have requested that their Registrable Shares be covered by such registration statement or notification, the Stockholders shall furnish to G&C in writing such appropriate information (relating to the intention of the Stockholders as to proposed methods of sale or other disposition of such shares) and the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith together with such other related information as G&C, any underwriter, or the Securities and Exchange Commission ("Commission"), the NASDAQ Stock Market, or any other regulatory authority may request;

                  (b) all Stockholders registering Registrable Shares shall agree that they shall, execute, deliver and/or file with or supply to G&C, any underwriters, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements reasonably necessary to carry out the provisions of the registration covenants contained in this Agreement and/or to effect the registration or qualification of their shares under the Securities Act and/or of the laws and regulations of any state or governmental instrumentality where G&C's securities are to be offered;

                  (c) G&C shall furnish to each Stockholder whose Registrable Shares are being sold such number of copies of the prospectus or circular (including each preliminary, amended of supplemental prospectus or circular) as such Stockholder may reasonably request in order to facilitate sale of such shares; and

                  (d) Stockholders shall execute such documents as G&C may reasonably request confirming the Stockholders' obligations under Rule 10b-6 promulgated under the Securities Exchange Act of 1934, as amended, and any other applicable rule or statutory provision.

         4. EXPENSES. With respect to a registration statement or notification filed pursuant to Section 2(a) or 2(b) above, all of G&C's expenses and disbursements arising in connection with such registration (other than expenses related to the size of the offering, such as commissions and non-accountable expenses) shall be paid by G&C. Each Stockholder shall pay such Stockholder's own selling expenses and counsel and similar fees.

         5. PERIOD OF EFFECTIVENESS. G&C shall be obligated to keep any registration statement or notification filed by it under Section 2(a) or 2(b) herein effective for a period of 60 days after the later of the actual effective date of such registration statement or the end of any period during

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which the Stockholders have refrained from selling Registrable Shares pursuant to a request from G&C's underwriter pursuant to Section 2(c) herein, or, if later, so long as no amendment to the registration statement or supplement to the prospectus is required.

         6. BLUE SKY. G&C shall use its best efforts to register or qualify the shares covered by any registration statement under the Securities Act filed on behalf of the Stockholders pursuant to this Agreement under such securities or Blue Sky laws in such jurisdictions within the United States as each of the Stockholders may reasonably request; PROVIDED, HOWEVER, that G&C reserves the right not to register or qualify such shares in any jurisdiction where such shares do not meet the requirements of such jurisdiction or where G&C is required to qualify as a foreign corporation to do business in such jurisdiction and is not so qualified therein or where G&C is required to file any general consent to service of process.

         7. DEREGISTRATION OF UNSOLD SHARES. In the event that a Stockholder has not sold all the Registrable Shares included in a registration statement pursuant to this Agreement on or prior to the expiration of the period specified in Section 5 herein, the Stockholders hereby agree that G&C may deregister by post-effective amendment any such shares covered by the registration statement or notification and not sold on or prior to such date. G&C shall notify the Stockholders of the filing and effective date of such post-effective amendment.

         8. REVISION OF PROSPECTUS. Upon notification by G&C that the prospectus in respect of any public offering covered by the provisions hereof is in need of revision, the Stockholders shall immediately upon receipt of such notification
(i) cease to offer or sell any securities of G&C that must be accompanied by such prospectus; (ii) return all such prospectuses to G&C; and (iii) not offer or sell any securities of G&C until G&C has given the Stockholders notification permitting them to resume offers and sales. G&C shall exert its best reasonable efforts to revise such prospectus promptly, file any post-effective amendment necessary in connection therewith, and supply to the Stockholders as many copies of the current prospectus as the Stockholders reasonably request.

         9. INDEMNIFICATION. As a condition to any filing pursuant to this
Agreement:

                  (a) G&C shall indemnify the Stockholders against any and all losses, claims, damages, expenses or liabilities (including reasonable attorneys' fees and other expenses reasonably incurred in defending any claim covered by this indemnification or enforcing a claim under this indemnification) to which the Stockholders may become subject under any federal or state securities law, at common law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities are incurred in connection with claims by third parties and arise directly out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement or notification in which securities issued or issuable pursuant to the Purchase Agreement are included and which is filed pursuant hereto, or in any related preliminary prospectus, final prospectus or amended prospectus or offering circular or other written information filed by G&C in any jurisdiction in order to qualify the securities issuable hereunder

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under the securities laws thereof or with the Commission or the NASDAQ Stock
Market, or arise directly out of the omission or alleged omission to state therein any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that any such statement or omission was made in reliance upon or in conformity with information furnished or confirmed in writing to G&C by any of such Stockholders for use in such registration statement or notification or prospectus or offering circular; and

                  (b) each of the Stockholders, individually and not jointly, shall indemnify G&C, its representatives, officers and directors, against any and all losses, claims, damages, expenses or liabilities (including reasonable attorneys' fees and other expenses reasonably incurred in defending any claim covered by this indemnification or enforcing a claim under this indemnification) to which G&C is or may become subject under any federal or state securities law, at common law, or otherwise, insofar as any such losses, claims, damages, expenses or liabilities are incurred in connection with claims by third parties and arise directly out of any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or notification in which securities issued or issuable pursuant to the Purchase Agreement are included or in related any preliminary prospectus, final prospectus or amended prospectus or offering circular or other written information filed by G&C in any jurisdiction in order to qualify the securities issuable hereunder under the securities laws thereof or with the Commission or the NASDAQ Stock Market, or arise directly out of the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and only to the extent that any such statement or omission was made in reliance upon or in conformity with information furnished to G&C by such Stockholders for use in such registration statement, notification or prospectus, but each Stockholder shall be liable only for his/her direct acts of commission or omission giving rise to losses or damages and shall not be liable for the acts of commission or omission by any other Stockholder.

         10. NOTICES. Whenever notice is required to be given by any party hereunder, such notice shall be deemed sufficient if given pursuant to the terms of the Purchase Agreement and, if to a Stockholder, at the address listed above.

         11. FURTHER ACTIONS. From time to time, as and when requested by G&C, the Stockholders shall execute and deliver such documents and instruments and shall take such further or other actions as G&C may reasonably deem necessary to carry out the intent and purposes of this Agreement and to consummate and give effect to the other transactions contemplated hereby.

         12. ENTIRE AGREEMENT. This Agreement, and the other documents, agreements and instruments executed and delivered pursuant thereto or in connection therewith, contains the entire agreement between G&C and the Stockholders with respect to the rights conferred by G&C relating to the Purchase Price Shares and, in conjunction with the Purchase Agreement, supersedes all prior arrangements or understandings with respect thereto, whether written or oral.

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         13. TERMINATION. This Agreement shall remain in full force and effect until the later of (i) the first anniversary hereto or (ii) the date upon which the Registrable Shares are no longer owned by the Stockholders. However, Section 9 shall survive the termination of this Agreement.

         14. CONSTRUCTION.

                  (a) The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  (b) Each of the parties to this Agreement participated in the drafting of this Agreement and the interpretation of any ambiguity contained in this Agreement will not be affected by the claim that a particular party drafted any provision hereof.

                  (c) Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state, except for its conflict of laws provisions.

         16. ASSIGNABILITY. This Agreement shall not be assignable otherwise than by operation of law by any party hereto without the prior written consent of the other parties, and any purported assignment without such prior written consent shall be void, except that G&C may assign this Agreement to a corporation controlling, controlled by or under common control with G&C, provided that such assignment shall not relieve G&C of its obligations hereunder.

         17. WAIVERS AND AMENDMENTS. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing executed by the party against whom such waiver, amendment or supplementation is sought to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

         18. THIRD PARTY RIGHTS. Any other provision of this Agreement to the contrary notwithstanding, this Agreement shall not create benefits for any third party, including, without limitation, any subsequent holders of Registrable Shares, except spouses, children and grandchildren of the original holders of Registrable Shares who acquire Registrable Shares by gift, bequest or intestate inheritance, who shall have the rights and obligations of the donor hereunder.

         19. ILLEGALITIES. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining

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provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

         20. COUNTERPARTS. This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned corporation has caused this Agreement to be executed by its duly authorized officer, and each individual has signed this Agreement, as of the date first above written.

GILMAN & CIOCIA, INC.                       PRIME FINANCIAL SERVICES, INC.,
                                             a New York corporation

By:/s/ Thomas Povinelli                     By:/s/ Michael Ryan
   -------------------------------             --------------------------------
       Name: Thomas Povinelli                      Name: Michael Ryan
       Title: Chief Operating Officer              Title: President

/s/ Michael Ryan                            /s/ Ralph Porpora
----------------------------------          -----------------------------------
MICHAEL RYAN                                RALPH PORPORA

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